                        ANNUAL REPORT / DECEMBER 31, 2001

                             AIM FLOATING RATE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                SAILBOATS AROUND THE PENINSULA BY PETER SICKLES

         SAILBOATS GLIDE MAJESTICALLY ON A PLACID OCEAN ON THEIR WAY TO

      A FRIENDLY PORT. WHETHER THE ECONOMIC WATERS ARE CALM OR TURBULENT,

     AIM FLOATING RATE FUND ENDEAVORS TO BE A RELATIVELY STABLE INVESTMENT

VEHICLE FOR SHAREHOLDERS WHILE TRANSPORTING THEM TO THEIR FINANCIAL DESTINATION.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Floating Rate Fund's performance figures are historical, and they reflect fund expenses, reinvestment of all distributions and changes in net asset value.
o For Class C shares, had the distributor not waived fees during the fiscal year, returns would have been lower.
o When sales charges are included in performance figures, performance reflects the maximum applicable early withdrawal charge. For Class B shares, the early withdrawal charge declines from 3% beginning at the time of purchase to 0% at the beginning of the fifth year. For Class C shares, the early withdrawal charge is 1% for the first year after purchase.
o The 30-day distribution rate is calculated by dividing the annualized sum of the previous 30 days' dividends declared by the offering price per share on the last day of the period.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund invests primarily in higher-yielding, lower-rated senior secured floating rate corporate loans and other debt obligations that are subject to the risk of nonpayment of scheduled interest or principal payments, which may cause the fund to experience a decline in net asset value per share. Prepayment of principal by borrowers may require the fund to replace its investment with a lower-yielding security that may adversely affect the net asset value of the fund.
o Past performance cannot guarantee comparable future results. About indexes and other performance benchmarks cited in this report:

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT.

o The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans made to major commercial and industrial corporations.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
 GRAHAM]           2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

AIM Floating Rate Fund, like many other corporate fixed income funds, was negatively affected by weakness in the economy and by the horrific terrorist attacks of September 11. Both caused investors to seek "safe havens" to reduce their risk until economic and geopolitical uncertainty passed. The good news is that while our country endured much uncertainty since our last report to you, dated June 30, 2001, that uncertainty may be reduced in 2002.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

YEAR ENDS AMID HOPEFUL ECONOMIC SIGNS

HOW DID AIM FLOATING RATE FUND PERFORM?
At the close of the fiscal year, the 30-day distribution rate at offering price was 4.66% for the fund's Class B shares and 4.43% for its Class C shares. By comparison, the 30-day London InterBank Offered Rate (LIBOR) was 1.87%.
    Net asset value per share declined during the fiscal year due to the weak economy and the terrorist attacks of September 11, both of which raised concerns about the financial health of companies in many, varied industries. While the fund endeavors to maintain a relatively stable net asset value, floating rate investments should not be confused with money market funds; the fund's net asset value will not be as stable as that of a money market fund.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE U.S. ECONOMY?
The deteriorating economy prompted the U.S. Federal Reserve (the Fed) to cut short-term interest rates an unprecedented 11 times in 2001. Demonstrating just how concerned it was about the state of the economy, the Fed lowered short-term interest rates from 6.50% at the start of the year to 1.75% at its close--the lowest level in 40 years. But while interest rate cuts, tax rebates and falling energy prices put more cash in consumers' wallets and propped up consumer spending, they couldn't prevent the economy from sinking into a manufacturing-led recession.
    U.S. gross domestic product (the broadest measure of the nation's economic activity) contracted at an annualized rate of 1.3% in the third quarter of 2001 and unemployment climbed from 4.2% in January to 5.8% in December as employers announced nearly 2 million layoffs during the year. In November, the National Bureau of Economic Research declared that the economy had slipped into a recession in March, ending a decade-long economic expansion.

HOW DID STOCKS AND BONDS PERFORM DURING THE YEAR?
For most of 2001, the weakening economy caused equity investors to prefer lower priced, more defensive value stocks over higher priced, more aggressive growth stocks--especially in the weeks immediately following the terrorist attacks of September 11. For much of the year, health care, retail and consumer issues performed relatively well--but late in the year signs seemed to suggest that the economy could be bottoming, prompting investors to return to growth stocks, particularly those in the information technology sector.
    Bond investors were similarly risk averse for much of the year. Through October they preferred short- and intermediate-term issues, which offered better risk-adjusted returns than longer-term issues. Late in the year, this situation reversed. High yield bonds began the year strongly, but continued economic deterioration and the September attacks hurt them later in the year. While high yield issues underperformed their investment-grade corporate brethren, the high yield sector as a whole produced positive returns for the year--in contrast to 2000 when returns were negative. Overall, fixed-income investments outperformed equities for a second consecutive year.

                                                            [COVER IMAGE]
FUND AT A GLANCE

AIM Floating Rate Fund seeks low volatility combined with high income potential by investing in senior secured floating rate loans.

INVESTMENT STYLE: Maximum current income (maximum income with a diversified portfolio of loans made to companies with below investment-grade credit ratings)

o Provides investors with little or no interest-rate risk because interest rates on the fund's loans are reset every 60-90 days

o Offers less stable net asset value--but higher potential income--than a money market fund

FUND VS. LIBOR

As of 12/31/01

================================================================================

                                             [BAR CHART]
Class B Shares 30-Day
Distribution Rate at Offering Price             4.66%

Class C Shares 30-Day
Distribution Rate at Offering Price             4.43%

30-Day LIBOR                                    1.87%

================================================================================

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

============================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1. Resort at Summerlin L.P. (The)  2.4%        1. Broadcasting & Cable TV            8.3%

 2. Huntsman Corp.                  1.9         2. Publishing & Printing              4.7

 3. Formax, Inc.                    1.4         3. Commodity Chemicals                4.6

 4. Nextel Communications, Inc.     1.4         4. Food Distributors                  4.1

 5. United Industries               1.3         5. Leisure Facilities                 3.8

 6. Dreamworks L.L.C.               1.3         6. Health Care Facilities             3.6

 7. KSL Recreation Group Inc.       1.3         7. Aerospace & Defense                3.6

 8. Tritel Holding Corp.            1.3         8. Paper Packaging                    3.4

 9. American Media, Inc.            1.3         9. Wireless Telecommunications        3.4

10. IASIS Healthcare                1.3        10. Auto Parts & Equipment             3.2

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================

WHAT FACTORS AFFECTED THE LOAN MARKET?
Three factors played significant roles in the loan market during 2001:
    ECONOMIC WEAKNESS - Concern about the weak economy and the rising number of corporate defaults prompted investors to seek higher-quality investments, even if doing so meant sacrificing some income. The movement of investors from high yield investments to safer havens--the so-called flight to quality--caused the value of many high yield loans to decline.
    SECTOR DISPARITY - Early in the year, the telecom industry faced rising defaults while the energy, hotel and gaming industries provided the best total returns. Indeed, telecommunications companies accounted for almost one-third of all defaults in the first half of 2001. Following the terrorist attacks in September, however, many industries related to travel and leisure fell out of favor and more defensive areas, such as health care, energy and food, showed strength.
    LIGHT ISSUANCE - New issuance fell significantly from 2000 to 2001. Concern about the state of the economy and the financial health of companies in a wide array of industries caused banks to be extremely cautious when extending credit--regardless of loan terms. This, in turn, caused those loans that did come to market to be of relatively good quality within the high yield sector.

HOW DO YOU MANAGE THE FUND?
We try to be very careful in selecting loans for the fund's portfolio. For each company in the portfolio, we evaluate management and examine the company's financial situation, its position within its industry and its business prospects going forward. We also analyze the loan to ascertain its value compared to similar types of investments and to determine how well it might trade in the market. If our overall assessment is favorable, we buy the loan.
    We also pay close attention to diversification and focused sector selection to reduce risks that could adversely affect performance. Following the events of September 11, for example, we reduced our exposure to industries such as airlines, hotels and casinos and gaming.
    Finally, this year we worked to strengthen loan covenants for individual holdings. This involved encouraging companies to use their free cash flow to pay outstanding bank debt or asking for increased collateral to secure their loans, for example.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
As the year ended, there were signs that the economy was improving--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence and expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold at some point in 2002.
   Meanwhile, the United States achieved its initial anti-terrorism goals in Afghanistan more quickly and more easily than many had expected, and the government stepped up its homeland security efforts. While certain industries--such as airlines, hotels and casinos and gaming--remained depressed as a result of the attacks, the economy as a whole seemed to be recovering from the attacks and from the economic downturn. A stronger economy has, historically, been a positive for below-investment-grade loans and other high yield investments.

          See important fund and index disclosures inside front cover.


REPURCHASE REMINDER

AIM Floating Rate Fund's remaining quarterly repurchase offer dates for 2002 are:
    o   April 26-May 17
    o   July 26-August 16
    o   October 25-November 15

During these periods, shareholders may tender (redeem) their shares in AIM Floating Rate Fund if they wish, but are under no obligation to do so.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                    [IMAGE]

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                    [IMAGE]

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                    [IMAGE]

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                    [IMAGE]

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

                                    [IMAGE]

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE
SENIOR SECURED FLOATING RATE
  INTERESTS-89.17%(a)(b)

ADVERTISING-0.56%

Big Flower Holdings Co.
  Term Loan B due 12/07/08                           B1      $2,627,118   $ 2,180,508
=====================================================================================

AEROSPACE & DEFENSE-3.56%

Alliant Techsystems Inc.
  Term Loan B due 04/20/09                          Ba2         992,500     1,002,011
-------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 09/30/08                            Ba3         748,125       753,113
-------------------------------------------------------------------------------------
Hexcel Corp.
  Term Loan B due 09/15/05                           B2       1,860,571     1,618,696
-------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 02/23/07                          Ba3       2,946,276     2,942,593
-------------------------------------------------------------------------------------
Transdigm, Inc.
  Term Loan B due 05/15/06                           B1         279,844       273,547
-------------------------------------------------------------------------------------
  Term Loan C due 05/15/07                           B1         715,156       699,065
-------------------------------------------------------------------------------------
Transtar Metals, Inc.
  Term Loan B due 12/31/05(c)                        --       4,955,357     2,229,911
-------------------------------------------------------------------------------------
United States Marine Repair
  Term Loan B due 12/07/06                           --       1,392,252     1,385,290
-------------------------------------------------------------------------------------
Veridian Corp.
  Term Loan A due 09/30/06                          Ba3       2,955,000     2,932,838
=====================================================================================
                                                                           13,837,064
=====================================================================================

AGRICULTURAL PRODUCTS-0.19%

Compass Minerals Group, Inc.
  Term Loan B due 11/28/09                           B1         750,000       757,500
=====================================================================================

APPAREL & ACCESSORIES-1.12%

Galey & Lord, Inc.
  Term Loan B due 04/01/05                         Caa2       1,257,111       881,549
-------------------------------------------------------------------------------------
  Term Loan C due 04/01/06                         Caa2         891,777       625,359
-------------------------------------------------------------------------------------
Glenoit Corp.(d)
  Term Loan B due 06/30/04                         Caa1       4,066,718     2,846,702
=====================================================================================
                                                                            4,353,610
=====================================================================================

AUTO PARTS & EQUIPMENT-3.22%

American Axle & Manufacturing Inc.
  Term Loan B due 04/30/06                          Ba2       1,994,652     1,964,733
-------------------------------------------------------------------------------------
Foamex, L.P.
  Term Loan D due 12/31/06                           B3       5,327,392     4,927,838
-------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products)
  Term Loan B due 05/31/07                          Ba3       1,000,000       983,333
-------------------------------------------------------------------------------------
Metaldyne Corp.
  Term Loan B due 11/28/08                          Ba3       2,869,200     2,560,761
-------------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B due 12/31/07                           B2       1,248,488     1,037,806
-------------------------------------------------------------------------------------
  Term Loan C due 05/04/08                           B2       1,248,488     1,037,806
=====================================================================================
                                                                           12,512,277
=====================================================================================

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE

BROADCASTING & CABLE TV-8.33%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10                          Ba3      $4,500,000   $ 4,432,500
-------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B due 03/18/08                          Ba3       5,000,000     4,914,585
-------------------------------------------------------------------------------------
Citadel Communications Corp.
  Term Loan B due 07/01/09                          Ba3       2,500,000     2,500,782
-------------------------------------------------------------------------------------
ComCorp Broadcasting, Inc.
  Term Loan A2 due 06/30/07                          --       1,892,291     1,589,525
-------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 08/31/09                          Ba2       1,781,194     1,779,591
-------------------------------------------------------------------------------------
Entravision Communications
  Term Loan B due 12/31/08                          Ba3       2,487,500     2,481,281
-------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 01/31/10                          Ba3       3,000,000     3,001,608
-------------------------------------------------------------------------------------
Mediacom Broadband Group
  Term Loan B due 09/30/10                          Ba3       1,500,000     1,496,719
-------------------------------------------------------------------------------------
Mediacom Southeast LLC
  Term Loan B due 09/30/08                          Ba3       2,500,000     2,490,625
-------------------------------------------------------------------------------------
Paxson Communications Corp.
  Term Loan B due 06/30/06                          Ba3         498,750       497,919
-------------------------------------------------------------------------------------
Satelite Mexicanos, S.A. de C.V. (Mexico)
  Term Loan due 06/30/04                             B1       2,990,000     2,608,775
-------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Term Loan B due 09/30/09                          Ba2       1,000,000     1,001,250
-------------------------------------------------------------------------------------
Telemundo Group, Inc.
  Term Loan B due 06/30/08                           B1       1,000,000     1,001,250
-------------------------------------------------------------------------------------
Videotron
  Term Loan B due 12/31/08                          Ba3       1,000,000       995,000
-------------------------------------------------------------------------------------
White Knight Broadcasting, Inc.
  Term Loan A2 due 06/30/07                          --       1,929,809     1,621,039
=====================================================================================
                                                                           32,412,449
=====================================================================================

BUILDING PRODUCTS-2.08%

Century Maintenance Supply, Inc.
  Term Loan B due 06/30/05                           --       4,825,000     4,776,750
-------------------------------------------------------------------------------------
Therma-Tru Corp.
  Term Loan B due 06/30/07                          Ba3         987,437       977,563
-------------------------------------------------------------------------------------
Trussway Holdings, Inc.
  Term Loan B due 12/31/06                           B1       3,014,492     2,351,304
=====================================================================================
                                                                            8,105,617
=====================================================================================

CASINOS & GAMING-2.04%

Argosy Gaming Co.
  Term Loan B due 07/31/08                          Ba2       1,990,000     1,999,950
-------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan B due 06/15/03                          Ba1         646,937       640,468
-------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.
  Term Loan B due 03/02/06                          Ba2       1,501,039     1,495,410
-------------------------------------------------------------------------------------
  Term Loan C due 03/02/07                          Ba2       1,313,409     1,308,484
-------------------------------------------------------------------------------------
Penn National Gaming
  Term Loan B due 08/01/06                          Ba3       2,493,671     2,488,995
=====================================================================================
                                                                            7,933,307
=====================================================================================

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE

COMMODITY CHEMICALS-4.59%

Equistar Chemicals, LP
  Term Loan B due 06/30/07                         Baa3      $1,250,000   $ 1,249,219
-------------------------------------------------------------------------------------
Georgia Gulf Corp.
  Term Loan B due 11/10/06                          Ba2       4,949,495     4,928,870
-------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan B due 06/30/04                         Caa2       3,442,437     2,398,232
-------------------------------------------------------------------------------------
  Term Loan C due 12/31/05                         Caa2       7,279,686     5,071,517
-------------------------------------------------------------------------------------
Lyondell Chemical Co.
  Term Loan E due 05/17/06                          Ba3       1,935,299     1,941,749
-------------------------------------------------------------------------------------
Sterling Chemicals, Inc
  Term Loan B due 06/30/05                           B2       2,322,692     2,264,625
=====================================================================================
                                                                           17,854,212
=====================================================================================

COMPUTER HARDWARE-0.26%

DecisionOne Corp.
  Term Loan B due 08/30/04                           --       1,408,703     1,028,353
=====================================================================================

COMPUTER STORAGE & PERIPHERALS-0.66%

Electro Mechanical Solutions, Inc.(c)(d)
  Term Loan B due 06/30/04                           --       2,809,448     1,236,157
-------------------------------------------------------------------------------------
  Term Loan C due 11/30/04                           --       3,020,168     1,328,874
=====================================================================================
                                                                            2,565,031
=====================================================================================

CONSTRUCTION & FARM MACHINERY-1.02%

Manitowoc Co.
  Term Loan B due 05/02/07                          Ba2       1,990,000     2,003,681
-------------------------------------------------------------------------------------
Terex Corp.
  Term Loan B due 03/31/06                          Ba3         650,737       649,110
-------------------------------------------------------------------------------------
  Term Loan C due 03/06/06                          Ba3       1,318,924     1,316,451
=====================================================================================
                                                                            3,969,242
=====================================================================================

CONSTRUCTION MATERIALS-1.21%

Atrium Cos. Inc.
  Term Loan B due 06/30/05                           B1       2,003,712     1,953,619
-------------------------------------------------------------------------------------
  Term Loan C due 06/30/06                           B1       2,836,133     2,765,229
=====================================================================================
                                                                            4,718,848
=====================================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.45%

Coinmach Corp.
  Term Loan B due 06/30/04                           --       1,754,534     1,750,148
=====================================================================================

DIVERSIFIED METALS & MINING-0.00%

Centennial Resources(c)(d)(e)
  Term Loan A due 03/31/02                           --         850,000            --
-------------------------------------------------------------------------------------
  Term Loan B due 03/31/04                           --       1,966,666            --
=====================================================================================
                                                                                   --
=====================================================================================

ELECTRIC UTILITIES-0.46%

AES NY Funding
  Term Loan due 02/28/05                            Ba3       1,500,000     1,470,000
-------------------------------------------------------------------------------------
Babcock Borsig Capital Corp.
  Term Loan due 11/30/04                            Ba2         333,333       332,500
=====================================================================================
                                                                            1,802,500
=====================================================================================

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.91%

Dynatech Corp. (Acterna)
  Term Loan B due 09/30/07                           B1      $2,431,373   $ 1,701,961
-------------------------------------------------------------------------------------
General Cable Corp.
  Term Loan B due 06/30/07                          Ba3       1,869,670     1,848,636
=====================================================================================
                                                                            3,550,597
=====================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.22%

Amkor Technology, Inc.
  Term Loan B due 09/30/05                          Ba3         837,857       837,857
=====================================================================================

ENVIRONMENTAL SERVICES-1.67%

Allied Waste Industries, Inc.
  Term Loan B due 07/30/06                          Ba3       1,840,948     1,823,689
-------------------------------------------------------------------------------------
  Term Loan C due 07/30/07                          Ba3       2,238,028     2,217,046
-------------------------------------------------------------------------------------
Safety-Kleen Corp.(c)(e)
  Term Loan B due 04/03/05                           --       3,545,557     1,237,399
-------------------------------------------------------------------------------------
  Term Loan C due 04/03/06                           --       3,545,557     1,237,399
=====================================================================================
                                                                            6,515,533
=====================================================================================

FOOD DISTRIBUTORS-4.11%

Carrols Corp.
  Term Loan B due 12/31/07                          Ba3       1,975,000     1,955,250
-------------------------------------------------------------------------------------
Dean Foods Co. (Suiza Foods)
  Term Loan B due 07/31/08                         Baa2       2,000,000     2,006,666
-------------------------------------------------------------------------------------
International Multifoods Corp.
  Term Loan B due 12/31/07                          Ba2       1,000,000       997,917
-------------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan B due 12/31/04                           --         992,210       694,547
-------------------------------------------------------------------------------------
  Term Loan C due 12/31/05                           --       4,305,606     3,013,924
-------------------------------------------------------------------------------------
New World Pasta
  Term Loan B due 01/28/06                           B1       1,670,500     1,646,487
-------------------------------------------------------------------------------------
Pinnacle Foods Corp.
  Term Loan due 05/22/08                            Ba3       2,000,000     1,996,250
-------------------------------------------------------------------------------------
Tabletop (Merisant Co.)
  Term Loan B due 03/31/07                          Ba3         880,207       880,207
-------------------------------------------------------------------------------------
Vitality Foodservice, Inc.
  Term Loan B due 10/26/06                           B1       4,831,676     2,802,372
=====================================================================================
                                                                           15,993,620
=====================================================================================

FOOD RETAIL-1.41%

Pathmark Stores, Inc.
  Term Loan B due 07/15/07                           B1       3,485,417     3,489,773
-------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.
  Term Loan B due 03/28/07                         Baa3       1,982,506     1,983,498
=====================================================================================
                                                                            5,473,271
=====================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.98%

Alliance Imaging, Inc.
  Term Loan B due 11/02/07                           B1       1,302,985     1,304,614
-------------------------------------------------------------------------------------
  Term Loan C due 11/02/08                           B1       1,258,209     1,259,782
-------------------------------------------------------------------------------------
Caremark RX, Inc.
  Term Loan due 03/31/06                            Ba3       1,985,000     1,994,925
-------------------------------------------------------------------------------------

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE
HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

Mediq/Prn Life Support Service(f)(g)
  Term Loan B due 06/15/06                           --      $3,665,624   $ 3,144,688
=====================================================================================
                                                                            7,704,009
=====================================================================================

HEALTH CARE EQUIPMENT-1.13%

Dade Behring Inc.
  Term Loan B due 06/30/06                           --       2,354,383     2,205,272
-------------------------------------------------------------------------------------
  Term Loan C due 06/30/07                           --       2,354,383     2,205,273
=====================================================================================
                                                                            4,410,545
=====================================================================================

HEALTH CARE FACILITIES-3.60%

Community Health Systems, Inc.
  Term Loan D due 12/31/05                           --       4,437,201     4,459,387
-------------------------------------------------------------------------------------
Genesis Health Ventures
  Term Loan due 03/31/07(h)                         Ba3       2,191,781     2,189,041
-------------------------------------------------------------------------------------
IASIS Healthcare
  Term Loan B due 09/30/06                           B1       4,949,367     4,929,570
-------------------------------------------------------------------------------------
Select Medical Corp.
  Term Loan due 09/22/05                             --         920,000       910,800
-------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                          Ba3       1,495,909     1,508,624
=====================================================================================
                                                                           13,997,422
=====================================================================================

HOME FURNISHINGS-0.28%

Imperial Home Decor Group, Inc. (The)
  Term Loan due 03/30/06(d)(f)                       --         416,862       245,949
-------------------------------------------------------------------------------------
WinsLeow Furniture, Inc.
  Term Loan due 03/31/06                            Ba3         984,848       832,197
=====================================================================================
                                                                            1,078,146
=====================================================================================

HOMEBUILDING-0.88%

Lennar Corp.
  Term Loan C due 05/30/07                          Ba1       3,432,576     3,432,576
=====================================================================================

HOTELS-3.16%

Extended Stay America, Inc.
  Term Loan B due 01/15/08                          Ba3       1,000,000       993,333
-------------------------------------------------------------------------------------
Resort at Summerlin (The) L.P.
  DIP2 Loan due 01/11/02(d)                          B3       7,024,476     7,024,476
-------------------------------------------------------------------------------------
  Term Loan due 03/31/04(c)(d)                       B3       3,600,000     2,160,000
-------------------------------------------------------------------------------------
Wyndham International, Inc.
  Increasing Rate Term Loan due 06/30/04             --       1,967,914     1,690,767
-------------------------------------------------------------------------------------
  Term Loan B due 06/30/06                           --         493,903       429,696
=====================================================================================
                                                                           12,298,272
=====================================================================================

HOUSEHOLD PRODUCTS-2.77%

Paint Sundry Brands, LLC
  Term Loan B due 08/11/05                           --       1,471,960     1,398,362
-------------------------------------------------------------------------------------
  Term Loan C due 08/11/06                           --       1,361,527     1,293,450
-------------------------------------------------------------------------------------
Rent-A-Center
  Term Loan B due 01/31/06                          Ba2       1,171,691     1,163,636
-------------------------------------------------------------------------------------
  Term Loan C due 01/31/07                          Ba2       1,679,781     1,672,432
-------------------------------------------------------------------------------------
United Industries
  Term Loan B due 03/24/06                           B1       5,379,508     5,245,020
=====================================================================================
                                                                           10,772,900
=====================================================================================

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE

INDUSTRIAL CONGLOMERATES-2.26%

Dresser Inc.
  Term Loan B due 09/30/09                          Ba3      $2,487,500   $ 2,504,084
-------------------------------------------------------------------------------------
Flowserv Corp.
  Term Loan B due 06/30/08                           B1       1,973,392     1,980,792
-------------------------------------------------------------------------------------
Goss Graphic Systems, Inc.
  Term Loan due 01/29/03(c)                          B3       3,000,000       390,000
-------------------------------------------------------------------------------------
Messer Grieshem
  Term Loan B due 04/20/08                          Ba3         350,813       351,909
-------------------------------------------------------------------------------------
  Term Loan C due 04/20/08                          Ba3         649,187       651,216
-------------------------------------------------------------------------------------
Mueller Group, Inc.
  Term Loan B due 08/12/06                           B1         477,500       467,950
-------------------------------------------------------------------------------------
  Term Loan C due 08/12/07                           B1         477,500       467,950
-------------------------------------------------------------------------------------
  Term Loan D due 06/30/07                           B1       1,970,000     1,965,075
=====================================================================================
                                                                            8,778,976
=====================================================================================

INDUSTRIAL GASES-1.14%

Ferrellgas, L.P.
  Term Loan C due 06/17/06                           --       4,549,092     4,423,992
=====================================================================================

INDUSTRIAL MACHINERY-2.44%

Formax, Inc.
  Term Loan B due 09/30/05                           --       5,776,903     5,545,827
-------------------------------------------------------------------------------------
SPX Corp.
  Term Loan C due 12/31/07                          Ba2       3,966,251     3,966,251
=====================================================================================
                                                                            9,512,078
=====================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.34%

Global Crossing Ltd.
  Term Loan B due 06/30/06                         Caa2         989,104       474,770
-------------------------------------------------------------------------------------
Time Warner Telecom Inc.
  Term Loan B due 12/31/07                          Ba3       5,000,000     4,750,000
=====================================================================================
                                                                            5,224,770
=====================================================================================

INTERNET SOFTWARE & SERVICES-0.47%

Data Transmission Network, LLC
  Term Loan B due 12/31/06                           B1       1,980,002     1,821,602
=====================================================================================

LEISURE FACILITIES-3.80%

Bally Total Fitness Holding Co.
  Term Loan B2 due 11/10/04                         Ba3       4,883,333     4,883,333
-------------------------------------------------------------------------------------
ClubCorp, Inc.
  Term Loan B due 03/25/07                          Ba3       1,965,000     1,847,100
-------------------------------------------------------------------------------------
Interval International Corp.
  Term Loan B due 12/31/05                           --       1,211,557     1,199,441
-------------------------------------------------------------------------------------
  Term Loan C due 12/31/06                           --       1,887,831     1,868,952
-------------------------------------------------------------------------------------
KSL Recreation Group Inc. Revolving Credit
  due 04/30/04(h)                                   Ba3       3,781,028     3,662,871
-------------------------------------------------------------------------------------
  Term Loan A due 12/22/07                          Ba3         685,714       670,286
-------------------------------------------------------------------------------------
  Term Loan B due 12/22/08                          Ba3         685,714       672,000
=====================================================================================
                                                                           14,803,983
=====================================================================================

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE

METAL & GLASS CONTAINERS-2.25%

Graham Packaging Company, L.P.
  Term Loan B due 01/31/06                           B2      $  735,629   $   708,503
-------------------------------------------------------------------------------------
  Term Loan C due 01/31/07                           B2         327,423       315,349
-------------------------------------------------------------------------------------
  Term Loan D due 01/31/07                           B2       1,628,946     1,561,073
-------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan B due 02/28/08                          Ba3         918,598       918,598
-------------------------------------------------------------------------------------
Impress Metal Packaging Holdings B.V.
  Term Loan G due 12/31/06                           --       3,465,000     3,395,700
-------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan B due 03/09/06                           --       1,965,000     1,866,750
=====================================================================================
                                                                            8,765,973
=====================================================================================

MOVIES & ENTERTAINMENT-1.54%

DreamWorks L.L.C.
  Term Loan B due 01/15/09                         Baa3       5,000,000     5,009,375
-------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.
  Term Loan B due 06/30/07                          Ba3         997,500       976,303
=====================================================================================
                                                                            5,985,678
=====================================================================================

OFFICE SERVICES & SUPPLIES-2.72%

20th Century Plastics(c)
  Term Loan B due 09/30/05                           --       1,279,179       217,460
-------------------------------------------------------------------------------------
  Term Loan C due 09/30/06                           --       1,122,152       190,766
-------------------------------------------------------------------------------------
Buhrmann N.V.
  Term Loan B due 10/26/07                          Ba3       3,000,000     2,873,751
-------------------------------------------------------------------------------------
EMED Co., Inc.
  Term Loan B due 03/31/06                           --       3,740,009     3,665,209
-------------------------------------------------------------------------------------
Identity Group(d)
  Term Loan B due 05/07/07                           --       4,525,000     3,620,000
=====================================================================================
                                                                           10,567,186
=====================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.26%

Plains All American Pipeline
  Term Loan B due 09/21/07                          Ba1       1,000,000     1,000,625
=====================================================================================

OIL & GAS REFINING & MARKETING-0.39%

Tesoro Petroleum Corp.
  Term Loan B due 12/31/07                          Ba2       1,500,000     1,504,688
=====================================================================================

PAPER PACKAGING-3.39%

Packaging Dynamics, LLC
  Term Loan B due 11/20/05                           --       2,419,792     2,202,011
-------------------------------------------------------------------------------------
RIC Holding, Inc. (Riverwood)
  Term Loan due 12/31/06                             B1       3,000,000     3,011,250
-------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Term Loan A due 03/31/05                          Ba3         845,295       832,616
-------------------------------------------------------------------------------------
  Term Loan B due 04/11/07                          Ba3       3,070,200     3,065,595
-------------------------------------------------------------------------------------
Stone Container Corp.
  Term Loan C due 10/01/03                          Ba3       4,063,202     4,058,123
=====================================================================================
                                                                           13,169,595
=====================================================================================

PERSONAL PRODUCTS-0.69%

Rose Hills Holding Corp.
  Term Loan due 11/01/03                             B2       2,583,331     2,454,164
-------------------------------------------------------------------------------------

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE
PERSONAL PRODUCTS-(CONTINUED)

Service Corp. International
  Term Loan due 11/02/04                             --      $  229,899   $   216,105
=====================================================================================
                                                                            2,670,269
=====================================================================================

PHARMACEUTICALS-0.46%

Alpharma Inc.
  Term Loan B due 10/05/08                           B1       1,783,333     1,782,219
=====================================================================================

PRECIOUS METALS & MINERALS-0.38%

IMC Global Inc.
  Term Loan B due 11/17/06                         Baa3       1,496,250     1,496,250
=====================================================================================

PUBLISHING & PRINTING-4.69%

21st Century Newspapers, Inc.
  Term Loan B due 09/15/05                           --       3,572,165     3,161,366
-------------------------------------------------------------------------------------
American Media, Inc.
  Term Loan B due 04/01/07                          Ba3       3,980,000     3,983,315
-------------------------------------------------------------------------------------
  Term Loan B1 due 04/01/07                         Ba3         995,000       993,756
-------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan B due 05/15/08                          Ba3       2,434,232     2,431,189
-------------------------------------------------------------------------------------
  Term Loan C due 05/15/09                          Ba3       1,520,793     1,518,892
-------------------------------------------------------------------------------------
Enterprise Publishing Co.
  Term Loan due 06/30/05                             --       4,040,921     3,879,284
-------------------------------------------------------------------------------------
Yell Group Ltd.
  Term Loan C due 03/31/10                          Ba3       1,000,000     1,001,250
-------------------------------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due 03/31/07                           B3       1,712,022     1,281,877
=====================================================================================
                                                                           18,250,929
=====================================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.51%

Starwood Hotels & Resorts Worldwide, Inc.
  Term Loan due 02/23/03                            Ba1       2,000,000     2,000,500
=====================================================================================

SEMICONDUCTORS-1.16%

AMI Semiconductors, Inc.
  Term Loan B due 12/21/06                          Ba3         495,000       483,862
-------------------------------------------------------------------------------------
On Semiconductor
  Term Loan B due 08/04/06                           B1       2,395,370     1,940,250
-------------------------------------------------------------------------------------
  Term Loan C due 08/04/07                           B1       2,579,630     2,089,500
=====================================================================================
                                                                            4,513,612
=====================================================================================

SPECIALTY CHEMICALS-1.68%

CP Kelco APS
  Term Loan B due 03/31/08                           B1         663,333       630,167
-------------------------------------------------------------------------------------
  Term Loan C due 09/30/08                           B1         221,667       211,692
-------------------------------------------------------------------------------------
Hercules Inc.
  Term Loan D due 11/15/05                          Ba1       1,980,000     1,957,725
-------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B due 06/30/07                          Ba3         775,253       756,356
-------------------------------------------------------------------------------------
OM Group, Inc.
  Term Loan B due 04/01/07                          Ba3       1,500,000     1,500,625
-------------------------------------------------------------------------------------
PMD Group, Inc.
  Term Loan B due 09/30/08                           B1       1,485,000     1,474,482
=====================================================================================
                                                                            6,531,047
=====================================================================================

                                                 MOODY'S
                                                 RATINGS     PRINCIPAL
                                               (Unaudited)     AMOUNT        VALUE

TELECOMMUNICATIONS EQUIPMENT-1.12%

American Tower Corp.
  Term Loan B due 12/31/07                           B1      $2,000,000   $ 1,903,334
-------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan B due 12/31/07                           B1       2,800,000     2,464,000
=====================================================================================
                                                                            4,367,334
=====================================================================================

TEXTILES-0.60%

Joan Fabrics Corp.
  Term Loan B due 06/30/05                           --         336,781       286,264
-------------------------------------------------------------------------------------
  Term Loan C due 06/30/06                           --         174,043       147,937
-------------------------------------------------------------------------------------
Synthetic Industries Inc.
  Term Loan B due 12/14/07                           --       2,481,250     1,898,156
=====================================================================================
                                                                            2,332,357
=====================================================================================

TOBACCO-0.59%

Commonwealth Brands, Inc.
  Term Loan due 12/31/04                             --       2,310,587     2,309,142
=====================================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.42%

Centennial Cellular Corp.
  Term Loan B due 05/31/07                           B1       2,947,041     2,797,234
-------------------------------------------------------------------------------------
Nextel Communications, Inc.
  Term Loan B due 06/30/08                          Ba2       3,000,000     2,750,001
-------------------------------------------------------------------------------------
  Term Loan C due 12/31/08                          Ba2       3,000,000     2,750,001
-------------------------------------------------------------------------------------
Tritel Holding Corp.
  Term Loan B due 03/31/08                           B2       5,000,000     5,000,000
=====================================================================================
                                                                           13,297,236
=====================================================================================
TOTAL SENIOR SECURED FLOATING RATE INTERESTS
  (Cost $387,947,083)                                                     346,955,455
=====================================================================================

                                                           PRINCIPAL
                                               MATURITY     AMOUNT         VALUE
COMMERCIAL PAPER-8.47%

El Paso Natural Gas Co.
  3.00%                                        01/31/02   $10,000,000     $9,975,000
------------------------------------------------------------------------------------
General Mills
  2.50%                                        01/03/02    10,000,000      9,998,583
------------------------------------------------------------------------------------
Nisource Finance Corp.
  3.00%                                        01/10/02     2,000,000      1,998,500
------------------------------------------------------------------------------------
Qwest Capital
  3.00%                                        01/30/02     1,000,000        997,543
------------------------------------------------------------------------------------
Xcel Energy Inc.
  2.70%                                        01/15/02    10,000,000      9,989,384
====================================================================================
    Total Commercial Paper (Cost $32,959,010)                             32,959,010
====================================================================================

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC STOCKS-0.00%

COMPUTER HARDWARE-0.00%

DecisionOne Corp.(d)(e)                            37,286              0
========================================================================

HOME FURNISHINGS-0.00%

IHDG Realty Inc.(d)(e)                            150,070              2
------------------------------------------------------------------------
Imperial Home Decor Group, Inc.
  (The)(d)(e)(f)                                  150,070              2
========================================================================
                                                                       4
========================================================================
    Total Domestic Stocks (Cost $2,155,461)                            4
========================================================================

MONEY MARKET FUNDS-2.51%

STIC Liquid Assets Portfolio(i)                 4,888,651      4,888,651
------------------------------------------------------------------------
STIC Prime Portfolio(i)                         4,888,651      4,888,651
========================================================================
    Total Money Market Funds
      (Cost $9,777,302)                                        9,777,302
========================================================================
TOTAL INVESTMENTS-100.15%
  (Cost $432,838,856)                                        389,691,771
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.15%)                           (577,352)
========================================================================
NET ASSETS-100.00%                                          $389,114,419
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on sale.
(b) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.
(d) Securities fair valued in accordance with the procedures established by the Board of Trustees.
(e)  Non-income producing security.
(f)  Consists of more than one class of securities traded together as a unit.
(g)  A portion of this holding is subject to a letter of credit.
(h)  A portion of this holding is subject to unfunded loan commitments. See Note
     7.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $432,838,856)                              $389,691,771
---------------------------------------------------------
Receivables for:
  Dividends and interest                        2,265,117
---------------------------------------------------------
  Fund shares sold                                289,780
---------------------------------------------------------
  Investments sold                                  7,496
---------------------------------------------------------
Unamortized organizational costs                   13,963
---------------------------------------------------------
Investment for deferred compensation plan           1,564
---------------------------------------------------------
Other assets                                      183,991
=========================================================
    Total assets                              392,453,682
=========================================================

LIABILITIES:

Payables for:
  Investments purchased                         2,300,904
---------------------------------------------------------
  Dividends                                       672,667
---------------------------------------------------------
  Deferred compensation plan                        1,564
---------------------------------------------------------
  Deferred facility fees                          132,775
---------------------------------------------------------
Accrued distribution fees                         231,353
=========================================================
    Total liabilities                           3,339,263
=========================================================
Net assets applicable to shares
  outstanding                                $389,114,419
_________________________________________________________
=========================================================

NET ASSETS:

Class B                                      $357,840,741
_________________________________________________________
=========================================================
Class C                                      $ 31,273,678
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class B                                        41,404,880
_________________________________________________________
=========================================================
Class C                                         3,628,396
_________________________________________________________
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       8.64
_________________________________________________________
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       8.62
_________________________________________________________
=========================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                        $ 35,684,724
------------------------------------------------------------
Dividends from affiliated money market funds         368,223
------------------------------------------------------------
Facility fees earned                               1,137,173
============================================================
    Total investment income                       37,190,120
============================================================

EXPENSES:

Advisory fees                                      4,400,420
------------------------------------------------------------
Administrative services fees                         102,640
------------------------------------------------------------
Custodian fees                                        31,118
------------------------------------------------------------
Distribution fees -- Class B                       1,064,574
------------------------------------------------------------
Distribution fees -- Class C                         280,293
------------------------------------------------------------
Transfer agent fees                                  283,720
------------------------------------------------------------
Trustees' fees                                        17,342
------------------------------------------------------------
Other                                                386,478
============================================================
    Total expenses                                 6,566,585
============================================================
Less: Fees waived                                    (94,249)
------------------------------------------------------------
    Expenses paid indirectly                         (15,158)
============================================================
    Net expenses                                   6,457,178
============================================================
Net investment income                             30,732,942
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (16,573,314)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (20,738,193)
============================================================
Net gain (loss) from investment securities       (37,311,507)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (6,578,565)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 30,732,942    $ 38,176,659
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (16,573,314)     (3,514,099)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (20,738,193)    (11,896,463)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (6,578,565)     22,766,097
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                      (28,508,241)    (37,391,781)
------------------------------------------------------------------------------------------
  Class C                                                       (2,349,359)       (784,878)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class B                                                      (66,299,202)     33,794,663
------------------------------------------------------------------------------------------
  Class C                                                        6,137,696      28,805,266
==========================================================================================
    Net increase (decrease) in net assets                      (97,597,671)     47,189,367
==========================================================================================

NET ASSETS:

  Beginning of year                                            486,712,090     439,522,723
==========================================================================================
  End of year                                                 $389,114,419    $486,712,090
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $452,845,644    $513,007,150
------------------------------------------------------------------------------------------
  Undistributed net investment income                               28,542         153,200
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (20,612,681)     (4,039,367)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (43,147,086)    (22,408,893)
==========================================================================================
                                                              $389,114,419    $486,712,090
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the year ended December 31, 2001


CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $    (6,578,565)
-----------------------------------------------------------------------------
  Decrease in receivables                                           2,635,209
-----------------------------------------------------------------------------
  Decrease in payables                                               (842,067)
-----------------------------------------------------------------------------
  Net realized and unrealized loss on investments                  37,311,507
-----------------------------------------------------------------------------
  Decrease in deferred facility fees                                  (83,887)
-----------------------------------------------------------------------------
  Decrease in unamortized organizational costs                         42,470
=============================================================================
    Net cash provided by operating activities                      32,484,667
=============================================================================

CASH PROVIDED BY INVESTING ACTIVITIES:

  Proceeds from principal payments and sales of senior
    floating rate interests                                       226,387,696
-----------------------------------------------------------------------------
  Purchases of senior secured floating rate interests            (159,090,896)
-----------------------------------------------------------------------------
  Amortization                                                       (641,022)
-----------------------------------------------------------------------------
  Purchases of short-term investments                          (1,796,551,102)
-----------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                 1,788,993,470
=============================================================================
    Net cash provided by investing activities                      59,098,146
=============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from capital shares sold                                76,170,335
-----------------------------------------------------------------------------
  Disbursements from capital shares repurchased                  (152,529,023)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                  (15,103,369)
=============================================================================
    Net cash provided by (used in) financing activities           (91,462,057)
=============================================================================
Net increase in cash                                                  120,756
-----------------------------------------------------------------------------
Cash at beginning of period                                          (120,756)
=============================================================================
Cash at end of period                                         $            --
_____________________________________________________________________________
=============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                            $    16,778,253
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Floating Rate Fund, (the "Fund"), is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers two different classes of shares:
Class B shares and Class C shares, each impose an early withdrawal charge on redemptions. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities that meet credit standards established by the investment manager.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-advisor"). When possible, A I M Advisors, Inc. ("AIM") or the Sub-advisor will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-advisor, subject to guidelines reviewed by the Fund's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-advisor considers, among other factors, (1) the credit worthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities and any intermediate loan participants; (2) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security; (3) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity; and (4) supply and demand in the market.

   Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $10,641,485 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD                               EXPIRATION
   ------------                               ----------
    $  453,428                              December 31, 2007
   ----------------------------------------------------------
    10,188,057                              December 31, 2009
   ==========================================================
   $10,641,485
   __________________________________________________________
   ==========================================================




   As of December 31, 2001, the Fund has a post-October capital loss deferral of $6,349,416 which will be recognized in the following tax year.

E. Intermediate Participants -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. Securities Purchased on a When-Issued and Delayed Delivery Basis -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Deferred Organizational Expenses -- Expenses incurred by the Fund in connection with its organization aggregated $212,350. These expenses are being amortized on a straight-line basis over a five-year period.

H. Cash Flows -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its Custodian bank account and does not include any short-term investments at December 31, 2001.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM at the annual rate of 0.48% of the Fund's average daily net assets. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the annual rate of 1.50% and 1.75% of the average daily net assets of the Fund for Class B shares and Class C shares, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $102,640 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $247,268 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class B and Class C shares paid AIM Distributors $1,064,574 and $186,862, respectively, as compensation under the Plans. For the year ended December 31, 2001, AIM Distributors waived fees of $93,431 for Class C shares.
  AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 2001. For the year ended December 31, 2001, AIM Distributors received $1,489,524 in early withdrawal sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $1,443 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,483 and reductions in custodian fees of $8,675 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $15,158.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-REPURCHASE OFFERS

The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Shares held less than four years and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares of the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 7-UNFUNDED LOAN COMMITMENTS

As of December 31, 2001, the Fund had unfunded loan commitments of $2,298,903, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                             UNFUNDED
BORROWER                                    COMMITMENTS
--------                                    -----------
Genesis Health Ventures                     $1,287,671
-------------------------------------------------------
KSL Recreation Group, Inc.                   1,011,232
=======================================================
                                            $2,298,903
_______________________________________________________
=======================================================


NOTE 8-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001           2000
                                 -----------    -----------
Distributions paid from:
  Ordinary income                $30,857,600    $38,176,659
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                $    149,817
---------------------------------------------------------
Capital loss carryforward                     (10,641,485)
---------------------------------------------------------
Unrealized appreciation (depreciation)        (53,239,557)
=========================================================
                                             $(63,731,225)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of capital losses on wash sales, tax deferral of capital losses on defaulted bonds, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 9-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 2001 was $157,392,047 and $222,537,374, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  1,096,537
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (44,279,465)
=========================================================
Net unrealized appreciation
  (depreciation) of investment securities    $(43,182,928)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $432,874,699.

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class B                                                       5,033,314    $  46,390,260     13,460,580    $ 128,920,257
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      3,190,440       29,199,004      3,021,820       28,715,197
==========================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                       1,672,643       15,188,096      2,045,112       19,511,845
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        175,619        1,590,157         65,606          618,571
==========================================================================================================================
Reacquired:
  Class B                                                     (14,222,752)    (127,877,558)   (11,994,092)    (114,637,439)
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     (2,769,048)     (24,651,465)       (56,041)        (528,502)
==========================================================================================================================
                                                               (6,919,784)   $ (60,161,506)     6,542,985    $  62,599,929
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class C shares commenced sales on April 3, 2000.

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                                                MAY 1, 1997
                                                                                                                (DATE OPERATIONS
                                                                         YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ----------------------------------------------    DECEMBER 31,
                                                              2001(a)         2000      1999(a)       1998          1997
                                                              --------      --------    --------    --------    ----------------
Net asset value, beginning of period                          $   9.37      $   9.68    $   9.84    $  10.02        $  10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.60          0.78        0.69        0.68            0.46
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.73)        (0.31)      (0.16)      (0.18)           0.02
================================================================================================================================
    Total from investment operations                             (0.13)         0.47        0.53        0.50            0.48
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.60)        (0.78)      (0.69)      (0.67)          (0.46)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --            --          --       (0.01)             --
================================================================================================================================
    Total distributions                                          (0.60)        (0.78)      (0.69)      (0.68)          (0.46)
================================================================================================================================
Net asset value, end of period                                $   8.64      $   9.37    $   9.68    $   9.84        $  10.02
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                  (1.49)%        5.03%       5.49%       5.25%           5.04%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $357,841      $458,359    $439,523    $288,074        $161,697
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                1.38%(c)      1.50%       1.47%       1.51%           1.65%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.38%(c)      1.50%       1.52%       1.64%           2.67%(d)
================================================================================================================================
Ratio of net investment income to average net assets              6.66%(c)      8.18%       7.02%       6.88%           7.26%(d)
================================================================================================================================
Ratio of interest expense to average net assets                     --          0.01%         --        0.01%           0.15%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             38%           39%         81%         75%            118%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $425,829,758.
(d)  Annualized.


                                                                         CLASS C
                                                              -----------------------------
                                                                              APRIL 3, 2000
                                                                              (DATE SALES
                                                              YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                               2001(a)           2000
                                                              ------------    -------------
Net asset value, beginning of period                            $  9.35          $  9.63
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.58             0.58
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.73)           (0.28)
===========================================================================================
    Total from investment operations                              (0.15)            0.30
===========================================================================================
Less dividends from net investment income                         (0.58)           (0.58)
===========================================================================================
Net asset value, end of period                                  $  8.62          $  9.35
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   (1.75)%           3.22%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $31,274          $28,354
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                 1.63%(c)         1.73%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              1.88%(c)         1.98%(d)
===========================================================================================
Ratio of net investment income to average net assets               6.40%(c)         8.14%(d)
===========================================================================================
Ratio of interest expense to average net assets                      --             0.01%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              38%              39%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,372,376.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Floating Rate Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AIM Floating Rate Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and intermediate participants, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 28, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Floating Rate Fund (the "Fund"), a Delaware business trust, was held on August 17, 2001. The meeting was held for the following purposes:

(1) To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Senior Secured Management, Inc.

(4) To approve a new Sub-Sub-Advisory Agreement between INVESCO Senior Secured Management, Inc. and INVESCO, Inc.

(5) To approve changing certain of the fundamental investment restrictions of the Fund.

(6) To approve changing the investment objective of the Fund and making it non-fundamental.

(7) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                          Withheld/
        Trustees/Matter                                Votes For         Abstentions
        ---------------                                ---------         -----------
(1)     Robert H. Graham.............................  26,175,515          655,009
        Frank S. Bayley..............................  26,167,921          662,603
        Ruth H. Quigley..............................  26,153,375          677,149
        Bruce L. Crockett............................  26,187,850          642,674
        Owen Daly II**...............................  26,148,762          681,762
        Albert R. Dowden.............................  26,180,325          650,199
        Edward K. Dunn, Jr. .........................  26,176,171          654,353
        Jack M. Fields...............................  26,183,713          646,811
        Carl Frischling..............................  26,162,265          668,259
        Prema Mathai-Davis...........................  26,156,559          673,965
        Lewis F. Pennock.............................  26,168,796          661,728
        Louis S. Sklar...............................  26,187,850          642,674

                                                                            Votes           Withheld/
         Matter                                         Votes For          Against         Abstentions
         ------                                         ---------         ---------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc. .........  25,240,591          503,510         1,086,423
(3)      Approval of a new Sub-Advisory Agreement
         between A I M Advisors, Inc. and INVESCO
         Senior Secured Management, Inc. .............  25,141,998          614,249         1,074,277
(4)      Approval of a new Sub-Sub-Advisory Agreement
         between INVESCO Senior Secured Management,
         Inc. and INVESCO, Inc. ......................  25,060,317          652,775         1,117,432
(5)(a)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............  19,198,868          898,190        6,733,466*
(5)(b)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................  19,313,361          801,017        6,716,146*
(5)(c)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................  19,360,549          778,360        6,691,615*
(5)(d)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................  19,332,774          772,803        6,724,947*
(5)(e)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......  19,220,459          892,794        6,717,271*
(5)(f)   Approval of a new Fundamental Investment
         Restriction on Investing all of the Fund's
         Assets in a Fund.............................  19,212,931          854,873        6,762,720*
(6)      Approval of changing the Investment Objective
         and Making it Non-Fundamental................  18,961,972        1,036,136        6,832,416*
(7)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  25,502,258          366,796           961,470

(*)  Includes Broker Non-Votes

(**) Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1998     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     1997     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   2001     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2001     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            2001     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      2001     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   2001     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis 1950    2001     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    2001     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     1997     Retired                                                     None
Trustee

Louis S. Sklar - 1939      2001     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1998     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1998     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     2001     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      2001     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1998     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   2001     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     2001     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1998     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

 Street
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS                 SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers   INVESCO Senior Secured
Suite 100                  11 Greenway Plaza         11 Greenway Plaza          LLP                      Management, Inc.
Houston, TX 77046          Suite 100                 Suite 100                  1201 Louisiana, Suite    1166 Avenue of the
                           Houston, TX 77046         Houston, TX 77046          2900                     Americas
                                                                                Houston, TX 77002        New York, NY 10026

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN                SUB-SUB-ADVISOR
Ballard Spahr              Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and    INVESCO Institutional
Andrews & Ingersoll, LLP   & Frankel LLP             P.O. Box 4739              Trust Company            (N.A.), Inc.
1735 Market Street         919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street      1166 Avenue of the
Philadelphia, PA 19103     New York, NY 10022                                   Boston, MA 02110         Americas
                                                                                                         New York, NY 10036

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations.


                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS          INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since
        MORE AGGRESSIVE                      MORE AGGRESSIVE                    1976 and manages approximately $158 billion
                                                                                in assets for more than 9 million
AIM Small Cap Opportunities(1)          AIM Developing Markets                  shareholders, including individual
AIM Mid Cap Opportunities(1)            AIM European Small Company              investors, corporate clients and financial
AIM Large Cap Opportunities(1)          AIM Asian Growth                        institutions.*
AIM Emerging Growth                     AIM International Emerging Growth            The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth            Trademark-- is distributed nationwide. AIM
AIM Aggressive Growth                   AIM European Development                is a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth                     world's largest independent financial
AIM Dent Demographic Trends             AIM International Equity                services companies with $398 billion in
AIM Constellation                       AIM Global Growth                       assets under management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                      MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                            SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                         MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                  AIM New Technology
AIM Large Cap Core Equity                AIM Global Telecommunications and Technology
AIM Basic Value                          AIM Global Energy(4)
AIM Large Cap Basic Value                AIM Global Infrastructure
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

    MORE CONSERVATIVE                             MORE CONSERVATIVE



                      FIXED-INCOME FUNDS


TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond
AIM Intermediate Government                     MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
*As of 12/31/01                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        FLR-AR-1


A I M DISTRIBUTORS, INC.